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                                                                     EXHIBIT 4.5


                             CERTIFICATE OF TRUST
                                      OF
                            DEVON FINANCING TRUST

        1.  The name of the business trust is:

                            DEVON FINANCING TRUST

        2. The name and business address of the trustee having its principal place of business in the State of Delaware are:

            The Bank of New York (Delaware)
            White Clay Center
            Route 273
            Newark, Delaware 19711

        3.  This Certificate shall be effective upon the filing hereof.

        Executed this 25 day of June, 1996.

                                        THE BANK OF NEW YORK, a New York
                                        banking corporation



                                        By:   /s/ STEPHEN J. GIURLANDO
                                           -----------------------------------
                                           Name:  Stephen J. Giurlando
                                           Title: Assistant Vice President


                                        THE BANK OF NEW YORK (DELAWARE),
                                        a Delaware banking corporation




                                        By:    /s/ CATHERINE MARSH
                                           -----------------------------------
                                           Name:   Catherine Marsh
                                           Title:  President and Chief
                                                   Operating Officer


                                        DEVON ENERGY CORPORATION, an
                                        Oklahoma corporation



                                        By:    /s/ J. LARRY NICHOLS
                                           -----------------------------------
                                           J. Larry Nichols, President and
                                           Chief Executive Officer
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                                        /s/ J. LARRY NICHOLS
                                        -----------------------------------
                                        J. Larry Nichols


                                        /s/ H. ALLEN TURNER
                                        -----------------------------------
                                        H. Allen Turner


                                        /s/ WILLIAM T. VAUGHN
                                        -----------------------------------
                                        William T. Vaughn


                                                                      "TRUSTEES"




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